                      New England Life Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account and New England Variable Annuity Separate Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2004.

                                                  /s/ Lisa M. Weber
                                                  -----------------------------
                                                  Lisa M. Weber

                      New England Life Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.

                                                  /s/ Michael k. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                      New England Life Insurance Company

                               Power of Attorney

                                Gene L. Lunman
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.

                                                  /s/ Gene L. Lunman
                                                  -----------------------------
                                                  Gene L. Lunman

                      New England Life Insurance Company

                               Power of Attorney

                              William J. Mullaney
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2007.

                                                  /s/ William J. Mullaney
                                                  -----------------------------
                                                  William J. Mullaney

                      New England Life Insurance Company

                               Power of Attorney

                               Catherine A. Rein
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.

                                                  /s/ Catherine A. Rein
                                                  -----------------------------
                                                  Catherine A. Rein

                      New England Life Insurance Company

                               Power of Attorney

                               Michael J. Vietri
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2007.

                                                  /s/ Michael J. Vietri
                                                  -----------------------------
                                                  Michael J. Vietri

                      New England Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2007.

                                                  /s/ William J. Wheeler
                                                  -----------------------------
                                                  William J. Wheeler

                      New England Life Insurance Company

                               Power of Attorney

                             Anthony J. Williamson
                      Senior Vice President and Treasurer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Treasurer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2007.

                                                  /s/ Anthony J. Williamson
                                                  -----------------------------
                                                  Anthony J. Williamson

                      New England Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
             Executive Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No. 033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File
No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

                                                  /s/ Joseph J. Prochaska, Jr.
                                                  -----------------------------
                                                  Joseph J. Prochaska, Jr.